The RMR Group Inc. Announces First Quarter Fiscal 2025 Financial Results February 5, 2025 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on January 27, 2025. This dividend will be paid on or about February 20, 2025. Conference Call A conference call to discuss RMR’s fiscal first quarter results will be held on Thursday, February 6, 2025 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 7377332. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 1,000 real estate professionals in more than 35 offices nationwide who manage over $40 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR’s fiscal first quarter results were in- line with our expectations, which included net income per share of $0.38, Adjusted Net Income per share of $0.35 and Distributable Earnings per share of $0.46. These financial results reflect continued cost containment efforts intended to offset the challenges facing our Managed Equity REITs that have adversely impacted our revenues. We ended the quarter with nearly $150 million of cash on hand and in January, enhanced our financial flexibility by establishing a $100 million credit facility to provide us further capacity to invest in our private capital growth initiatives." Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES FIRST QUARTER FISCAL 2025 FINANCIAL RESULTS Newton, MA (February 5, 2025). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended December 31, 2024.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's cash and cash equivalents, including their sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for RMR's private capital debt vehicle, or its Real Estate Lending Venture, and SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors in its Real Estate Lending Venture in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Investor Relations Contact Kevin Barry, Senior Director (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

First Quarter Fiscal 2025 Financial Results

5 THE RMR GROUP INC.'S FIRST QUARTER FISCAL 2025 HIGHLIGHTS Financial Highlights Secured Credit Facility RMR Residential Joint Venture Investments • Assets Under Management of $40.3 Billion • Net income of $14.1 million and net income attributable to The RMR Group Inc. of $6.4 million, or $0.38 per diluted share • Adjusted Net Income Attributable to The RMR Group Inc. of $5.8 million, or $0.35 per diluted share, and Distributable Earnings of $14.7 million, or $0.46 per diluted share • Adjusted EBITDA of $20.9 Million and Adjusted EBITDA Margin of 42.1% • In January 2025, RMR entered into a $100 million senior secured revolving credit facility. ◦ The initial maturity date of the credit facility is January 22, 2028 with a one-year extension at RMR's option. ◦ The credit facility bears interest at a rate of SOFR plus a margin of 2.25% per annum. Unused amounts incur a fee of 0.50% per annum. • In January 2025, RMR closed a joint venture acquisition of a residential community in Pompano Beach, FL and is under contract to close a joint venture acquisition of a residential community in Sunrise, FL with a scheduled closing in February 2025. ◦ The aggregate all-in transaction value of these acquisitions is $195.8 million. ◦ RMR expects to raise an aggregate $63.1 million in equity from institutional investors to capitalize these joint ventures and secure an aggregate $122.4 million in mortgage financing. ◦ RMR is the general partner of both joint ventures and expects to retain equity interests totaling $10.3 million. ◦ RMR is entitled to acquisition fees, ongoing property management fees and a carried interest if certain investment returns are met.

THE RMR GROUP INC.'S FIRST QUARTER FISCAL 2025 FINANCIAL HIGHLIGHTS

($ in thousands, except per share amounts)	1Q'25	Per Share	4Q'24	Per Share	1Q'24	Per Share
GAAP Financial Measures						
Net Income	$ 14,108		$ 12,486		$ 15,526	
Net Income Margin	29.8%		25.7%		33.4%	
Net Income Attributable to The RMR Group Inc.	$ 6,380	$ 0.38	$ 5,336	$ 0.32	$ 6,997	$ 0.41
Non-GAAP Financial Measures						
Adjusted Net Income Attributable to The RMR Group Inc.	$ 5,840	$ 0.35	$ 5,645	$ 0.34	$ 8,279	$ 0.49
Adjusted EBITDA	$ 20,923		$ 21,849		$ 25,325	
Adjusted EBITDA Margin	42.1%		43.4%		52.1%	
Distributable Earnings	$ 14,720	$ 0.46	$ 16,319	$ 0.51	$ 16,683	$ 0.53
Distribution Payout Ratio	69.8%		63.3%		61.3%	
Assets Under Management (AUM)						
AUM	$ 40,261,846		$ 40,860,325		$ 41,385,577	
Perpetual Capital AUM	$ 27,780,038		$ 28,098,949		$ 28,226,306	
Private Capital AUM	$ 12,481,808		$ 12,761,376		$ 13,159,271	
Fee-Earning AUM	$ 27,038,387		$ 27,802,250		$ 29,136,580	

All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 17 for disclosures and reconciliations to GAAP financial measures. See Notes & Definitions beginning on page 25 for notes and terms used throughout this presentation.

6

THE RMR GROUP

7 Managed Public Real Estate Capital Managed Private Real Estate Capital $27,780,038 69% $12,481,808 31% $40,261,846 $28,226,306 68% $13,159,271 32% $41,385,577 AUM AUM BY SOURCE ($ in thousands) 1Q'25 1Q'24 Fee-Earning AUM $17,732,878 66% $9,305,509 34% $27,038,387 $19,234,479 66% $9,902,101 34% $29,136,580 Perpetual Capital Private Capital

8 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels & Net Leased Service- Focused Retail $ 11,381,133 $ 6,254,869 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office, Life Science & Senior Living 7,671,448 3,605,263 Office Properties Income Trust (NASDAQ: OPI) Office 5,454,782 2,696,349 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,645,533 4,549,255 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 627,142 627,142 Total Perpetual Capital $ 27,780,038 $ 17,732,878 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

9 PRIVATE CAPITAL AUM Fee-Earning Strategy AUM AUM Residential Real Estate Funds * Value Add / Core Plus $ 4,782,061 $ 4,782,061 Industrial Real Estate Funds ** Core Plus 3,954,291 896,600 Medical Office & Life Science Real Estate Funds Core Plus 2,422,796 2,422,796 Hotel Real Estate (Sonesta) Core 503,174 503,174 Senior Living Real Estate (AlerisLife) Core 249,146 249,146 Other Real Estate Core Plus 511,760 393,152 Private Credit (Diversified) Value Add / Core Plus 58,580 58,580 Total Private Capital $ 12,481,808 $ 9,305,509 * Residential Real Estate Funds includes two owned properties and 3rd party managed properties. ** Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes & Definitions beginning on page 25.

10 AUM BY COMMERCIAL REAL ESTATE SECTOR Hotel Industrial Office Senior Living Retail Residential Medical Office & Life Science 17% 17% 15% 14% 13% 12% 12%

11 $47,324 $48,006 $46,219 $33,718 $33,728 $36,598 $13,606 $14,278 $9,621 1Q'25 4Q'24 1Q'24 $28,347 $28,964 $29,357 $21,540 $21,910 $22,675 $6,807 $7,054 $6,682 1Q'25 4Q'24 1Q'24 $15,148 $15,850 $11,591 $8,998 $9,190 $8,849 $6,150 $6,660 $2,742 1Q'25 4Q'24 1Q'24 $3,829 $3,192 $5,271 $3,180 $2,628 $5,074 $649 $564 $197 1Q'25 4Q'24 1Q'24 a b MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE See Notes & Definitions beginning on page 25. ($ in thousands) Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Perpetual Capital Private Capital

12 Location / Property Type Revere, MA / Hotel Wayne, PA / Industrial Principal Balance $40.0 million $18.6 million Maximum Maturity Date July 1, 2029 July 18, 2029 Coupon Rate SOFR +3.95% SOFR +4.25% Secured Financing Facility (1) $28.3 million $12.7 million Coupon Rate SOFR +2.90% SOFR +2.85% Run Rate Net Income from Investment $1.5 million $0.7 million Location / Property Type Denver, CO / Multifamily Purchase Price $70.0 million (2) Run Rate NOI $4.3 million Financing $46.5 million, 5-year interest-only fixed mortgage at 5.34% (July 2029 maturity) Run Rate Interest Expense $2.5 million WHOLLY OWNED REAL ESTATE AND LOANS HELD FOR INVESTMENT Real Estate Loans Real Estate Owned (1) Repurchase loans mature on the earlier of the underlying investment loan's maturity date or September 17, 2027. (2) RMR owns 100% of this asset subject to ongoing syndication efforts.

GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

($ in thousands)	1Q'25	4Q'24	1Q'24
Revenues:			
Management services [1]	$ 46,183	$ 46,878	$ 45,094
Incentive fees	68	484	299
Advisory services	1,141	1,128	1,125
Total management, incentive and advisory services revenues	47,392	48,490	46,518
Income from loan investments, net	546	1,313	–
Rental property revenues	1,622	1,190	26
Reimbursable compensation and benefits	21,790	21,926	16,828
Reimbursable equity based compensation	(430)	4,262	2,327
Other reimbursable expenses	148,556	135,119	195,998
Total reimbursable costs	169,916	161,307	215,153
Total revenues	**219,476**	**212,300**	**261,697**
Expenses:			
Compensation and benefits	42,562	46,386	34,772
Equity based compensation	126	5,481	2,829
Separation costs	–	1,572	3,544
Total compensation and benefits expense	42,688	53,439	41,145
General and administrative	11,284	11,101	9,514
Other reimbursable expenses	148,556	135,119	195,998
Rental property expenses	426	305	12
Transaction and acquisition related costs	787	520	3,987
Depreciation and amortization	2,347	1,833	423
Total expenses	**206,088**	**202,317**	**251,079**
Operating income	13,388	9,983	10,618

Substantially all revenues are earned from related parties. Certain prior period amounts have been reclassified to conform to the current period presentation. See Notes & Definitions beginning on page 25.

13
THE RMR GROUP

14 GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) ($ in thousands) 1Q'25 4Q'24 1Q'24 Operating income 13,388 9,983 10,618 Change in fair value of Earnout liability (2) 3,410 1,825 — Interest income 1,556 1,734 3,508 Interest expense (699) (612) (11) (Loss) gain on investments (1,071) 2,460 4,049 Income before income tax expense 16,584 15,390 18,164 Income tax expense (2,476) (2,904) (2,638) Net income 14,108 12,486 15,526 Net income attributable to noncontrolling interest in The RMR Group LLC (7,722) (7,163) (8,531) Net (income) loss attributable to noncontrolling interest in consolidated entities (6) 13 2 Net income attributable to The RMR Group Inc. $ 6,380 $ 5,336 $ 6,997 Substantially all revenues are earned from related parties. Certain prior period amounts have been reclassified to conform to the current period presentation. See Notes & Definitions beginning on page 25.

15 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) 1Q'25 4Q'24 1Q'24 Numerators: Net income attributable to The RMR Group Inc. $ 6,380 $ 5,336 $ 6,997 Less: income attributable to unvested participating securities (105) (79) (85) Net income attributable to The RMR Group Inc. used in calculating basic EPS 6,275 5,257 6,912 Effect of dilutive securities: Add back: income attributable to unvested participating securities — — 85 Add back: net income attributable to noncontrolling interest in The RMR Group LLC (1) — — 8,531 Add back: income tax expense — — 2,638 Less: income tax expense assuming redemption of noncontrolling interest’s Class A Units for Class A Common Shares (2) — — (5,182) Net income used in calculating diluted EPS $ 6,275 $ 5,257 $ 12,984 Denominators: Common shares outstanding 16,845 16,846 16,711 Less: unvested participating securities and incremental impact of weighted average (232) (281) (203) Weighted average common shares outstanding - basic 16,613 16,565 16,508 Effect of dilutive securities: Add: assumed redemption of noncontrolling interest’s Class A Units for Class A Common Shares — — 15,000 Add: incremental unvested shares — — 4 Weighted average common shares outstanding - diluted 16,613 16,565 31,512 Net income attributable to The RMR Group Inc. per common share - basic $ 0.38 $ 0.32 $ 0.42 Net income attributable to The RMR Group Inc. per common share - diluted $ 0.38 $ 0.32 $ 0.41 See Notes & Definitions beginning on page 25.

16 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) December 31, 2024 September 30, 2024 Assets Cash and cash equivalents held by The RMR Group Inc. $ 24,398 $ 23,189 Cash and cash equivalents held by The RMR Group LLC 123,182 118,410 Due from related parties 121,440 134,030 Prepaid and other current assets 13,369 9,789 Assets held for sale 8,656 8,700 Total current assets 291,045 294,118 Loans held for investment, net of allowance for credit losses of $194 and $343, respectively 57,887 56,221 Property and equipment, net of accumulated depreciation of $4,318 and $3,447, respectively 76,757 76,433 Due from related parties, net of current portion 6,155 9,350 Investments 26,454 23,733 Goodwill 71,761 71,761 Intangible assets, net of accumulated amortization of $4,506 and $3,719, respectively 19,168 20,299 Operating lease right of use assets 25,450 27,353 Deferred tax asset 14,346 15,163 Other assets, net of accumulated amortization of $90,094 and $87,740, respectively 103,709 106,063 Total assets $ 692,732 $ 700,494 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 79,383 $ 90,444 Accounts payable and accrued expenses 42,825 32,116 Operating lease liabilities 5,658 5,906 Liabilities held for sale 4,880 4,973 Total current liabilities 132,746 133,439 Mortgage note payable 45,219 45,149 Secured financing facility, net 41,027 41,109 Operating lease liabilities, net of current portion 20,352 22,147 Amounts due pursuant to tax receivable agreement, net of current portion 18,442 18,442 Other liabilities 13,202 20,791 Total liabilities 270,988 281,077 Total equity 421,744 419,417 Total liabilities and equity $ 692,732 $ 700,494

17 Non-GAAP Financial Measures

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended December 31, 2024, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended December 31, 2024: (amounts in thousands, except per share amounts)	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 6,380	$ (105)	$ 6,275	16,613	$ 0.38
Incentive fees [1]	(26)	–	(26)	16,613	–
Loss on investments [2]	407	(7)	400	16,613	0.02
Change in fair value of Earnout liability [3]	(1,296)	21	(1,275)	16,613	(0.08)
Reversal of credit losses [4]	(27)	–	(27)	16,613	–
Transaction and acquisition related costs [5]	299	(5)	294	16,613	0.02
Technology transformation investments [6]	103	(2)	101	16,613	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 5,840	$ (98)	$ 5,742	16,613	$ 0.35

(1) Includes $68 in incentive fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $32 and income tax expense of $10 at a rate of approximately 14.9%.

(2) Includes $1,071 in losses on The RMR Group Inc.'s investments in SEVN common shares and consolidation of Carroll MF VII, LLC, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $504 and income tax expense of $160 at a rate of approximately 14.9%.

(3) Includes $3,410 of change in fair value of Earnout liability, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,606 and income tax expense of $508 at a rate of approximately 14.9%.

(4) Includes $72 reversal of credit losses related to loans held for investment, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $34 and income tax expense of $11 at a rate of approximately 14.9%.

(5) Includes $787 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $371 and income tax expense of $117 at a rate of approximately 14.9%.

(6) Includes $273 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $129 and income tax expense of $41 at a rate of approximately 14.9%.

18

THE RMR GROUP

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2024, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended September 30, 2024: (amounts in thousands, except per share amounts)	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 5,336	$ (79)	$ 5,257	16,565	$ 0.32
Incentive fees (1)	(180)	3	(177)	16,565	(0.01)
Gain on investments (2)	(914)	14	(900)	16,565	(0.05)
Certain compensation adjustments, net of reimbursements (3)	960	(14)	946	16,565	0.06
Separation costs (4)	585	(9)	576	16,565	0.03
Change in fair value of Earnout liability (5)	(678)	10	(668)	16,565	(0.04)
Provision for credit losses (6)	223	(3)	220	16,565	0.01
Transaction and acquisition related costs (7)	193	(3)	190	16,565	0.01
Technology transformation investments (8)	120	(2)	118	16,565	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 5,645	$ (83)	$ 5,562	16,565	$ 0.34

(1) Includes $484 in incentive fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $228 and income tax expense of $76 at a rate of approximately 15.7%.

(2) Includes $2,460 in gains on The RMR Group Inc.'s investments in SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,159 and income tax expense of $387 at a rate of approximately 15.7%.

(3) Includes $2,241 of certain compensation adjustments related to annual bonus estimates, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,056 and income tax expense of $225 at a rate of approximately 10.0%, including the effect of certain limitations on tax deductible compensation.

(4) Includes $1,572 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $740 and income tax expense of $247 at a rate of approximately 15.7%.

(5) Includes $1,825 of change in fair value of Earnout liability, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $860 and income tax expense of $287 at a rate of approximately 15.7%.

(6) Includes $602 of provision for credit losses related to loans held for investment, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $284 and income tax expense of $95 at a rate of approximately 15.7%.

(7) Includes $520 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $245 and income tax expense of $82 at a rate of approximately 15.7%.

(8) Includes $323 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $152 and income tax expense of $51 at a rate of approximately 15.7%.

19
THE RMR GROUP

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended December 31, 2023 assuming the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units is dilutive to earnings per share as presented on page 15.

Three Months Ended December 31, 2023: (amounts in thousands, except per share amounts)	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest in The RMR Group LLC [(1)]	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense [(2)]	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 6,997	$ 8,531	$ 2,638	$ 18,164	$ (5,182)	$ 12,982	31,512	$ 0.41
Incentive fees	(115)	(141)	(43)	(299)	85	(214)	31,512	(0.01)
Gain on investments	(1,546)	(1,915)	(588)	(4,049)	1,155	(2,894)	31,512	(0.09)
Separation costs	1,353	1,676	515	3,544	(1,011)	2,533	31,512	0.08
Transaction and acquisition related costs	1,522	1,886	579	3,987	(1,137)	2,850	31,512	0.09
Technology transformation investments	68	85	26	179	(51)	128	31,512	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,279	$ 10,122	$ 3,127	$ 21,526	$ (6,141)	$ 15,385	31,512	$ 0.49

(1) Net loss attributable to noncontrolling interest in consolidated entities is not adjusted when calculating diluted earnings per share.

(2) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest in The RMR Group LLC and the resulting consolidated entity's estimated tax rate of approximately 28.5% for the three months ended December 31, 2023.

20

THE RMR GROUP

21 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) 1Q'25 4Q'24 1Q'24 Net income $ 14,108 $ 12,486 $ 15,526 Income tax expense 2,476 2,904 2,638 Depreciation and amortization 2,347 1,833 423 Interest expense (1) 43 81 11 EBITDA 18,974 17,304 18,598 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 556 1,219 502 Separation costs — 1,572 3,544 Transaction and acquisition related costs 787 520 3,987 Change in fair value of Earnout liability (3,410) (1,825) — (Reversal of) provision for credit losses (72) 602 — Straight line office rent (140) (115) (89) Loss (gain) on investments 1,071 (2,460) (4,049) Certain compensation adjustments, net of reimbursements — 2,241 — Distributions from investments 598 598 598 Technology transformation investments 273 323 179 Incentive fees (68) (484) (299) Adjusted EBITDA $ 20,923 $ 21,849 $ 25,325 See Notes & Definitions beginning on page 25.

22 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) 1Q'25 4Q'24 1Q'24 Calculation of Net Income Margin: Total management and advisory services revenues $ 47,392 $ 48,490 $ 46,518 Net income $ 14,108 $ 12,486 $ 15,526 Net Income Margin 29.8% 25.7% 33.4% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 49,678 $ 50,360 $ 48,573 Adjusted EBITDA $ 20,923 $ 21,849 $ 25,325 Adjusted EBITDA Margin 42.1% 43.4% 52.1% Calculation of Distributable Earnings: Adjusted EBITDA $ 20,923 $ 21,849 $ 25,325 Less: Tax distributions to members (2) (6,203) (5,530) (8,642) Distributable Earnings $ 14,720 $ 16,319 $ 16,683 Class A and Class B-1 Common Share Distributions $ 7,581 $ 7,526 $ 6,684 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,381 $ 12,326 $ 11,484 Calculation of Distributable Earnings per Share: Distributable Earnings $ 14,720 $ 16,319 $ 16,683 Distributable Earnings Shares Outstanding 31,845 31,846 31,711 Distributable Earnings per Share $ 0.46 $ 0.51 $ 0.53 See Notes & Definitions beginning on page 25.

23 DISTRIBUTION PAYOUT RATIO FOR THE RMR GROUP LLC (amounts in thousands, except per share amounts) 1Q'25 4Q'24 1Q'24 The RMR Group LLC Shareholders (ownership percentage): The RMR Group Inc. 52.9% 52.9% 52.7% ABP Trust 47.1% 47.1% 47.3% Total 100.0% 100.0% 100.0% Calculation of Distribution Payout Ratio for The RMR Group LLC: Adjusted EBITDA $ 20,923 $ 21,849 $ 25,325 Adjustments to reconcile Adjusted EBITDA to Adjusted EBITDA attributable to The RMR Group LLC: The RMR Group Inc. franchise tax expense and interest income (122) (269) (132) Adjusted EBITDA attributable to The RMR Group LLC 20,801 21,580 25,193 Less: Tax distributions to members (6,203) (5,530) (8,642) Distributable Earnings attributable to The RMR Group LLC $ 14,598 $ 16,050 $ 16,551 Distributions Per Common Share to The RMR Group LLC Shareholders $ 0.32 $ 0.32 $ 0.32 Shares outstanding on Record Date 31,846 31,725 31,711 Distributions from The RMR Group LLC $ 10,191 $ 10,152 $ 10,148 Distribution Payout Ratio for The RMR Group LLC 69.8% 63.3% 61.3% See Notes & Definitions beginning on page 25.

24 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net income margin, which represents net income divided by total revenues, excluding reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders from The RMR Group LLC divided by Distributable Earnings attributable to The RMR Group LLC. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash items or non-recurring gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). NON-GAAP FINANCIAL MEASURES

25 Notes & Definitions

26 NOTES Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE The following tables present revenues by client and exclude incentive fees earned from SEVN of $68, $484 and $299 during the three months ended December 31, 2024, September 30, 2024 and December 31, 2023. ($ in thousands) 1Q'25 4Q'24 1Q'24 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 4,285 $ 4,436 $ 3,807 ILPT 5,918 5,983 5,878 OPI 2,987 2,800 3,320 SVC 7,209 7,563 8,545 SEVN 1,141 1,128 1,125 Total Perpetual Capital 21,540 21,910 22,675 AlerisLife 1,400 1,357 1,382 Sonesta 2,224 2,515 2,223 RMR Residential 154 154 21 Other private entities 3,029 3,028 3,056 Total Private Capital 6,807 7,054 6,682 Total Base Business Management & Advisory Revenues $ 28,347 $ 28,964 $ 29,357 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,345 $ 1,373 $ 1,458 ILPT 3,222 3,199 3,039 OPI 2,907 3,090 3,447 SVC 1,508 1,513 896 SEVN 16 15 9 Total Perpetual Capital 8,998 9,190 8,849 RMR Residential 4,525 4,501 626 Other private entities 1,625 2,159 2,116 Total Private Capital 6,150 6,660 2,742 Total Base Property Management & Other Revenues $ 15,148 $ 15,850 $ 11,591

27 NOTES (CONTINUED) Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED) ($ in thousands) 1Q'25 4Q'24 1Q'24 CONSTRUCTION SUPERVISION REVENUES DHC $ 964 $ 450 $ 1,056 ILPT 170 119 124 OPI 652 519 1,712 SVC 1,389 1,540 2,182 SEVN 5 — — Total Perpetual Capital 3,180 2,628 5,074 RMR Residential 486 417 67 Other private entities 163 147 130 Total Private Capital 649 564 197 Total Construction Supervision Fees $ 3,829 $ 3,192 $ 5,271 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 6,594 $ 6,259 $ 6,321 ILPT 9,310 9,301 9,041 OPI 6,546 6,409 8,479 SVC 10,106 10,616 11,623 SEVN 1,162 1,143 1,134 Total Perpetual Capital 33,718 33,728 36,598 AlerisLife 1,400 1,357 1,382 Sonesta 2,224 2,515 2,223 RMR Residential 5,165 5,072 714 Other private entities 4,817 5,334 5,302 Total Private Capital 13,606 14,278 9,621 Total Management & Advisory Services Revenues $ 47,324 $ 48,006 $ 46,219

NOTES (CONTINUED)

Notes to page 13 and 14 – GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT's properties, and (ii) each REIT's average market capitalization. The information presented in the charts below is as of December 31, 2024 and 2023 and may differ from the basis on which base business management fees are calculated ($ in thousands):



As of December 31, 2024
$30,210,587
$7,671,448
$5,703,224
$5,454,782
$11,381,133
$17,105,736
$3,605,263
$4,549,255
$2,696,349
$6,254,869
$17,105,736
$3,605,263
$4,549,255
$2,696,349
$6,254,869
Historical Cost
Market Capitalization
Lower of
DHC
ILPT
OPI
SVC
As of December 31, 2023
$30,634,425
$7,592,879
$5,692,675
$6,019,588
$11,329,283
$18,588,598
$3,952,740
$4,635,406
$2,951,207
$7,049,245
$18,588,598
$3,952,740
$4,635,406
$2,951,207
$7,049,245
Historical Cost
Market Capitalization
Lower of

(2) The purchase price for RMR's acquisition of MPC Partnership Holdings LLC (RMR Residential) included an Earnout of up to an additional $20 million subject to the deployment of remaining capital commitments in investment funds managed by RMR Residential prior to the end of such funds investment period. For the three months ended December 31, 2024 and September 30, 2024, RMR recognized a change in the fair value of the Earnout liability.

28

NOTES (CONTINUED)

Notes to page 15 - GAAP RESULTS: EARNINGS PER COMMON SHARE

RMR calculates earnings per share (EPS) using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, diluted EPS includes the assumed issuance of Class A common shares pursuant to RMR's equity compensation plan using the treasury stock method and the issuance of Class A common shares related to the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect that the assumed redemption would have on EPS, net income available to holders of Class A common shares would increase due to the elimination of the noncontrolling interest, offset by any tax effect. The assumed redemption of the 15,000,000 Class A Units was dilutive to earnings per share for the three months ended December 31, 2023 and was anti-dilutive to earnings per share for the three months ended December 31, 2024 and September 30, 2024.

(1) Net loss attributable to noncontrolling interest in consolidated entities is not adjusted when calculating diluted earnings per share.

(2) Income tax expense assumes the hypothetical conversion of the noncontrolling interest's Class A Units, which results in an estimated tax rate of 28.5% for the three months ended December 31, 2023.

Notes to page 21 - RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME

(1) Interest expense excludes amounts related to private capital initiatives.

Notes to page 22 - CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

($ in thousands)	1Q'25 [(a)]	4Q'24 [(a)]	1Q'24 [(a)]
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 3,341	$ 2,953	$ 4,550
The RMR Group LLC tax distributions to noncontrolling interest	2,862	2,577	4,092
Total tax distributions to members from The RMR Group LLC	**$ 6,203**	**$ 5,530**	**$ 8,642**

(a) Tax distributions for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023 exclude $26, $200 and $10, respectively, to The RMR Group Inc. and $24, $180 and $10, respectively, to the noncontrolling interest related to incentive fees earned from SEVN.

29

THE RMR GROUP

30 The RMR Group LLC (Partnership) The RMR Group Inc. (C-Corp) Taxing Authorities Federal 21.00% State 5.41% Total 26.41% (1) Federal 29.60% State 7.65% Total 37.25% (2) The RMR Group LLC (Partnership) The RMR Group Inc. (C-Corp) The RMR Group Inc. Shareholders 16.8M shares @ $1.80 per share (annual) 16.8M shares @ $1.28 per share (annual) Annual Tax Distributions Annual Dividends Notes to page 23 – DISTRIBUTION PAYOUT RATIO FOR THE RMR GROUP LLC The following illustrative diagram presents certain tax and distribution information pertaining to The RMR Group LLC and The RMR Group Inc. NOTES (CONTINUED) Note: Cash and cash equivalents held by The RMR Group Inc. is $24.4 million at December 31, 2024. (1) Represents RMR Inc.'s current federal and state income tax rate. (2) Represents the current maximum federal and state tax rate applicable to The RMR Group LLC's members.

31 • Annualized NOI refers to annualized income from rental property revenues less annualized rental property expenses. Annualized NOI excludes interest expense and depreciation and amortization expense of the rental property. • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife and Sonesta, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs and Seven Hills Realty Trust (SEVN). • Private Capital consists of AlerisLife Inc. (AlerisLife), Sonesta International Hotels Corporation (Sonesta), residential real estate RMR manages through RMR Residential and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. • Private Credit (Diversified) consists of loans held for investment that were originated by our Real Estate Lending Venture. DEFINITIONS